SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                                      CWA

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2003-SC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                Series 2003-SC1

On December 25, 2003, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2003-SC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2003, among CWA as Depositor, Countrywide Home Loans Servicing, LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2003-SC1 relating to the distribution date of December 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2003-SC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        115,000,000.00    1.368750%     3,747,727.08    135,544.27    3,883,271.35       0.00       0.00
                        A2         42,459,000.00    1.618750%             0.00     59,184.60       59,184.60       0.00       0.00
                        AIO        31,927,000.00    4.750000%             0.00    126,377.71      126,377.71       0.00       0.00
                        M1         20,283,000.00    1.818750%             0.00     31,766.14       31,766.14       0.00       0.00
                        M2         16,547,000.00    2.618750%             0.00     37,314.06       37,314.06       0.00       0.00
                        M3          3,203,000.00    2.868750%             0.00      7,912.41        7,912.41       0.00       0.00
                        M4          5,871,000.00    3.368750%             0.00     17,031.00       17,031.00       0.00       0.00
                        M5          6,939,000.00    4.118750%             0.00     24,610.56       24,610.56       0.00       0.00
                        B           3,202,000.00    6.618750%             0.00     18,249.73       18,249.73       0.00       0.00
                        C         213,504,200.00    0.000000%             0.00  1,159,555.05    1,159,555.05       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        213,504,200.00     -            3,747,827.08  1,617,545.53    5,365,372.61     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        111,252,272.92              0.00
                                A2         42,459,000.00              0.00
                                AIO        31,927,000.00              0.00
                                M1         20,283,000.00              0.00
                                M2         16,547,000.00              0.00
                                M3          3,203,000.00              0.00
                                M4          5,871,000.00              0.00
                                M5          6,939,000.00              0.00
                                B           3,202,000.00              0.00
                                C         209,911,218.98              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        209,756,372.92     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2003-SC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    115,000,000.00     1.368750% 126671U46    32.588931      1.178646    967.411069
                           A2     42,459,000.00     1.618750% 126671U53     0.000000      1.393924  1,000.000000
                           AIO    31,927,000.00     4.750000% 126671U61     0.000000      3.958333  1,000.000000
                           M1     20,283,000.00     1.818750% 126671U79     0.000000      1.566146  1,000.000000
                           M2     16,547,000.00     2.618750% 126671U87     0.000000      2.255035  1,000.000000
                           M3      3,203,000.00     2.868750% 126671U95     0.000000      2.470312  1,000.000000
                           M4      5,871,000.00     3.368750% 126671V29     0.000000      2.900868  1,000.000000
                           M5      6,939,000.00     4.118750% 126671V37     0.000000      3.546701  1,000.000000
                           B       3,202,000.00     6.618750% 126671V45     0.000000      5.699479  1,000.000000
                           C     213,504,200.00     0.000000% 126671V52     0.000000      5.431064    983.171380
                           P             100.00     0.000000% 126671V60     0.000000      0.000000  1,000.000000
Residual                   AR            100.00     0.000000% 126671V78   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     213,504,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2003-SC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       209,911,218.98   209,911,218.98
Loan count                   5283             5283
Avg loan rate           9.593822%             9.59
Prepay amount        3,527,616.06     3,527,616.06

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        88,888.48        88,888.48
Sub servicer fees            0.00             0.00
Trustee fees             1,602.44         1,602.44


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                4,273,180.92     4,273,180.92
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            213,504,200.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,365,372.61          5,365,372.61
Principal remittance amount            3,747,827.08          3,747,827.08
Interest remittance amount             1,617,545.53          1,617,545.53